                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-1444

                               VALUE EQUITY TRUST
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        2/28

Date of reporting period:       8/31/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Select 500 Fund

Semiannual Report to Shareholders

August 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Information About Your Fund's Expenses

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The fund may not be able to mirror the S&P 500 index closely enough to track its performance for several reasons, including the fund's cost to buy and sell securities, the flow of money into and out of the fund, and the potential underperformance of stocks selected. Additionally, derivatives may be more volatile and less liquid than traditional securities and the fund could suffer losses on its derivatives positions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary August 31, 2004

Classes A, B, C and R

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R shares are not subject to sales charges.

Returns and rankings during the 5-year and life of fund periods for Class A, B and C shares and the 3-year, 5-year and life of fund for Class R shares shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to July 2, 2001 and for Class R shares prior to November 3, 2003 are derived from the historical performance of Class S shares of the Scudder Select 500 Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 8/31/04
Scudder Select 500 Fund	6-Month++	1-Year	3-Year	5-Year	Life of Fund*
Class A	-2.48%	10.90%	-.23%	-1.30%	-1.35%
Class B	-2.86%	9.93%	-1.00%	-2.06%	-2.12%
Class C	-2.77%	9.94%	-.99%	-2.08%	-2.13%
Class R	-2.50%	10.59%	-.44%	-1.52%	-1.57%
S&P 500 Index+	-2.74%	11.46%	.80%	-2.07%	-1.64%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on May 17, 1999. Index returns begin May 31, 1999.

Net Asset Value
	Class A	Class B	Class C	Class R
Net Asset Value: 8/31/04	$ 11.02	$ 10.88	$ 10.90	$ 10.94
2/29/04	$ 11.30	$ 11.20	$ 11.21	$ 11.22

Class A Lipper Rankings - Large Cap Core Funds Category as of 8/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	146	of	952	16
3-Year	245	of	791	31

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Select 500 Fund - Class A [] S&P 500 Index+

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 8/31/04
Scudder Select 500 Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$10,453	$9,359	$8,829	$8,769
	Average annual total return	4.53%	-2.18%	-2.46%	-2.45%
Class B	Growth of $10,000	$10,693	$9,509	$8,920	$8,834
	Average annual total return	6.93%	-1.67%	-2.26%	-2.31%
Class C	Growth of $10,000	$10,994	$9,705	$9,004	$8,920
	Average annual total return	9.94%	-.99%	-2.08%	-2.13%
Class R	Growth of $10,000	$11,059	$9,867	$9,263	$9,194
	Average annual total return	10.59%	-.44%	-1.52%	-1.57%
S&P 500 Index+	Growth of $10,000	$11,146	$10,243	$9,009	$9,166
	Average annual total return	11.46%	.80%	-2.07%	-1.64%

The growth of $10,000 is cumulative.

* The Fund commenced operations on May 17, 1999. Index returns begin May 31, 1999.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Returns and rankings during all periods for Class S shares and the 3-year, 5-year and life of fund periods for Class AARP shares shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares prior to October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Select 500 Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 8/31/04
Scudder Select 500 Fund	6-Month++	1-Year	3-Year	5-Year	Life of Fund*
Class S	-2.32%	11.02%	.00%	-1.06%	-1.11%
Class AARP	-2.23%	11.12%	.03%	-1.06%	-1.11%
S&P 500 Index+	-2.74%	11.46%	.80%	-2.07%	-1.64%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on May 17, 1999. Index returns begin May 31, 1999.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 8/31/04	$ 10.94	$ 10.93
2/28/03	$ 11.20	$ 11.20
Distribution Information: Six Months: Income Dividends as of 8/31/04	$ .01	$ .01

Class S Lipper Rankings - Large Cap Core Funds Category as of 8/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	135	of	952	15
3-Year	216	of	791	28
5-Year	132	of	603	22

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Select 500 Fund - Class S [] S&P 500 Index+

Yearly periods ended August 31

Comparative Results as of 8/31/04
Scudder Select 500 Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$11,102	$10,000	$9,479	$9,424
	Average annual total return	11.02%	.00%	-1.06%	-1.11%
Class AARP	Growth of $10,000	$11,112	$10,010	$9,481	$9,426
	Average annual total return	11.12%	.03%	-1.06%	-1.11%
S&P 500 Index+	Growth of $10,000	$11,146	$10,243	$9,009	$9,166
	Average annual total return	11.46%	.80%	-2.07%	-1.64%

The growth of $10,000 is cumulative.

* The Fund commenced operations on May 17, 1999. Index returns begin May 31, 1999.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class S shares limited these expenses; had they not done so, expenses would have been higher. The table is based on an investment of $1,000 made at the beginning of the six-month period ended August 31, 2004.

The table illustrates your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2004
Actual Fund Return	Class A	Class B	Class C	Class R	Class AARP	Class S
Beginning Account Value 2/29/04	$ 1,000	$ 1,000	$ 1,000	$ 1,000	$ 1,000	$ 1,000
Ending Account Value 8/31/04	$ 976	$ 971	$ 972	$ 975	$ 978	$ 977
Expenses Paid per $1,000*	$ 5.82	$ 9.65	$ 9.30	$ 6.90	$ 4.56	$ 4.73
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class AARP	Class S
Beginning Account Value 2/29/04	$ 1,000	$ 1,000	$ 1,000	$ 1,000	$ 1,000	$ 1,000
Ending Account Value 8/31/04	$ 1,019	$ 1,015	$ 1,016	$ 1,018	$ 1,020	$ 1,020
Expenses Paid per $1,000*	$ 5.94	$ 9.87	$ 9.51	$ 7.05	$ 4.66	$ 4.83

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios+	Class A	Class B	Class C	Class R	Class AARP	Class S
Scudder Select 500 Fund	1.17%	1.94%	1.87%	1.39%	.92%	.95%

+ The expense ratio reflects a change to expenses within the most recent six-month period. Effective April 1, 2004, the Fund directly bears the costs of those expenses formerly covered under an Administrative Agreement. See Note C in Notes to Financial Statements.

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

In the following interview, portfolio managers of Northern Trust Investments, N.A., the fund's subadvisor, discuss Scudder Select 500 Fund's market environment and investment results for the fund's most recent semiannual period ended August 31, 2004.

Q: Will you describe the economic environment for stocks during the fund's most recent semiannual period?

A: At the end of the first quarter of 2004, the Federal Reserve continued to maintain short-term interest rates at their lowest level in more than 40 years. As economic recovery gathered momentum, optimism regarding continued growth and stronger corporate earnings was tempered by wide swings in monthly job-creation statistics. This balance of stronger economic data and improved corporate earnings weighed down by concern over jobs, the continued insurgency in Iraq, terrorism fears and rising oil prices kept large-cap stocks locked in a narrow trading range for much of the period. Gradually, the stock market began a shift during the second quarter. As investors reassessed their tolerance for risk and uncertainty, they began to favor more well-established companies over the small-cap stocks that had predominated during the first quarter.

Q: How did the various market sectors perform?

A: For the six-month period, the sectors of the S&P 500 index registered mixed performance. Information technology, which was negatively affected by the market's move to higher-quality stocks, declined almost 11% over the six-month period. Consumer cyclicals were the second-worst performer, down 5%. Solid returns came from energy stocks up 9%, a function of the higher energy prices that we've seen, and transportation, up 6%.

Q: How did the fund perform during its most recent semiannual period?

A: The total return of Scudder Select 500 Fund for its most recent semiannual period ended August 31, 2004, was -2.48%, compared with the -2.74% return of the S&P 500 index. (Fund return is for Class A shares, unadjusted for sales charges. If sales charges had been included, return would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 7 for the performance of other share classes and more complete performance information.)

Q: The fund underperformed its benchmark for the one- and three-year periods. Why should investors stay with the fund?

A: Over the last three years, the return differences between good stocks and lower-quality stocks have been small, so it has been difficult to demonstrate the value of our strategy. Over longer periods of time we expect that the differences will widen, and that being able to avoid what we think are likely to be the underperformers will provide a distinct advantage over an unmanaged index that must hold the good, the bad and the ugly. Until then, we are still performing well against other core managers.

Q: Will you review the fund's investment process?

A: Our process is designed to help the fund outperform the S&P 500 index over the long term. We seek to achieve this goal by looking for the 20% of stocks in the index most likely to underperform the index. Once we identify these stocks - which we do by employing a quantitative model that focuses on important criteria such as valuation and momentum - we take an underweight (or smaller) position in the company's stock compared with the benchmark. For example, if our model indicates a stock that makes up 1% of the benchmark is likely to underperform, we will invest less than 1% of the fund's assets in the stock.

Naturally, holding an underweight position in 20% of the stocks within the index means we have extra cash to invest. We don't actively look for companies to overweight. Rather we allocate the excess cash in such a way as to keep the fund's risk profile and industry allocations in line with those of the benchmark. As a result, performance should be driven by the model's ability to identify stocks that will underperform and should not be affected significantly by other factors (such as sector allocations or our view on the economy).

Q: How did the portfolio team's decisions to exclude certain stocks within the index affect performance during the period?

A: All of our variations from index sector weighting, plus or minus, helped performance during the period; in other words, we were overweight in the sectors that did well and underweight in the sectors that performed poorly. The fund's overweight in energy and utilities and its underweight in information technology are examples of this. However, as is typical for this fund, most of the outperformance of the index came from stock selection. For instance, in the last two months, the underweight position in eBay, Inc. has been a significant contributor to performance. The fund's top two sectors from a stock-selection perspective were information technology and financials. Within information technology, the fund benefited from disparate performance among technology subsectors over the period. Our stock selection within industrials, where our quality orientation was not as helpful, and telecommunications, which has struggled with negative earnings announcements, detracted from performance.

Q: How do you assess the stock market at present?

A: We have recently come through a period in which the Fed began to tighten credit in order to control potential inflation, given various periods in which the economy seemed to be accelerating and then weakening and then looking stronger again. We believe that the Fed's intention is to return to a neutral stance rather than to clamp down on the economy with significantly higher rates.

Scudder Select 500 Fund has a bias toward high-quality stocks by a number of measures. With the market's heightened sensitivity to macro risks such as fluctuating oil prices and the continued Iraqi insurgency, we believe that our high-quality orientation puts the fund in a favorable position.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary August 31, 2004

Asset Allocation	8/31/04	2/29/04

Common Stocks	99%	97%
Cash Equivalents	1%	3%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	8/31/04	2/29/04

Financials	21%	22%
Information Technology	15%	17%
Health Care	14%	13%
Industrials	12%	11%
Consumer Staples	12%	11%
Consumer Discretionary	10%	10%
Energy	7%	6%
Telecommunication Services	4%	4%
Utilities	3%	3%
Materials	2%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at August 31, 2004 (22.7% of Portfolio)
1. ExxonMobil Corp. Explorer and producer of oil and gas	2.9%
2. General Electric Co. Industrial conglomerate	2.9%
3. Microsoft Corp. Developer of computer software	2.6%
4. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	2.6%
5. Wal-Mart Stores, Inc. Operator of discount stores	2.4%
6. Citigroup, Inc. Provider of diversified financial services	2.2%
7. Bank of America Corp. Provider of commercial banking services	2.0%
8. Johnson & Johnson Provider of health care products	1.8%
9. American International Group, Inc. Provider of insurance services	1.7%
10. International Business Machines Corp. Manufacturer of computers and provider of information processing services	1.6%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of August 31, 2004 (Unaudited)

	Shares	Value ($)

Common Stocks 99.5%
Consumer Discretionary 9.6%
Auto Components 0.1%
Dana Corp.	1,200	22,644
Johnson Controls, Inc.	1,100	61,930
		84,574
Automobiles 0.8%
Ford Motor Co.	26,200	369,682
General Motors Corp.	5,300	218,943
Harley-Davidson, Inc.	3,600	219,672
		808,297
Distributors 0.1%
Genuine Parts Co.	1,800	68,238
Hotels Restaurants & Leisure 1.4%
Carnival Corp. "A"	9,800	448,742
International Game Technology	6,100	175,985
McDonald's Corp.	18,700	505,274
YUM! Brands, Inc.	6,362	252,635
		1,382,636
Household Durables 0.2%
Whirlpool Corp.	2,900	177,306
Internet & Catalog Retail 0.0%
eBay, Inc.*	300	25,962
Leisure Equipment & Products 0.5%
Brunswick Corp.	4,800	188,688
Eastman Kodak Co.	9,113	269,563
Mattel, Inc.	1,800	28,962
		487,213
Media 3.1%
Clear Channel Communications, Inc.	10,068	337,379
Comcast Corp. "A"*	14,071	396,380
Gannett Co., Inc.	4,847	410,541
McGraw-Hill Companies, Inc.	2,947	223,176
New York Times Co. "A"	5,700	231,534
Time Warner, Inc.*	48,704	796,310
Viacom, Inc. "B"	2,620	87,272
Walt Disney Co.	21,924	492,194
		2,974,786
Multiline Retail 0.9%
Family Dollar Stores, Inc.	8,400	222,180
Federated Department Stores, Inc.	4,720	204,848
J.C. Penny Co., Inc.	3,300	126,456
Sears, Roebuck & Co.	6,018	230,369
Target Corp.	2,200	98,076
		881,929
Specialty Retail 2.1%
AutoZone, Inc.*	3,231	239,288
Best Buy Co., Inc.	7,000	325,640
Home Depot, Inc.	22,780	832,837
Lowe's Companies, Inc.	6,915	343,675
Sherwin-Williams Co.	4,876	201,379
Toys "R" Us, Inc.*	5,300	86,072
		2,028,891
Textiles, Apparel & Luxury Goods 0.4%
NIKE, Inc. "B"	4,868	366,609
Consumer Staples 11.9%
Beverages 2.6%
Anheuser-Busch Companies, Inc.	11,060	583,968
Coca-Cola Co.	24,579	1,098,927
PepsiCo, Inc.	17,997	899,850
		2,582,745
Food & Drug Retailing 3.8%
Albertsons, Inc.	400	9,832
Costco Wholesale Corp.	7,200	296,424
CVS Corp.	6,847	273,880
Safeway, Inc.*	12,044	243,289
Sysco Corp.	2,300	73,922
Wal-Mart Stores, Inc.	43,728	2,303,154
Walgreen Co.	12,652	461,165
		3,661,666
Food Products 1.2%
Campbell Soup Co.	11,100	288,156
H.J. Heinz Co.	3,458	131,093
Hershey Foods Corp.	6,526	315,075
Kellogg Co.	6,221	261,158
William Wrigley Jr. Co.	2,745	170,272
		1,165,754
Household Products 2.4%
Clorox Co.	4,386	231,756
Colgate-Palmolive Co.	2,444	131,976
Kimberly-Clark Corp.	7,254	483,842
Procter & Gamble Co.	26,118	1,461,824
		2,309,398
Personal Products 0.7%
Avon Products, Inc.	7,942	350,878
Gillette Co.	7,000	297,500
		648,378
Tobacco 1.2%
Altria Group, Inc.	20,395	998,335
Reynolds American, Inc.	2,255	170,253
		1,168,588
Energy 7.0%
Energy Equipment & Services 0.8%
Baker Hughes, Inc.	7,900	310,707
BJ Services Co.*	4,400	211,420
Schlumberger Ltd.	4,800	296,640
		818,767
Oil & Gas 6.2%
Anadarko Petroleum Corp.	5,341	316,294
Apache Corp.	6,186	276,452
Ashland, Inc.	4,300	221,149
ChevronTexaco Corp.	12,010	1,170,975
ConocoPhillips	8,205	610,698
Devon Energy Corp.	2,671	173,108
ExxonMobil Corp.	61,805	2,849,210
Kerr-McGee Corp.	4,629	244,319
Kinder Morgan, Inc.	2,665	161,233
		6,023,438
Financials 20.9%
Banks 6.8%
Bank of America Corp.	42,582	1,915,338
BB&T Corp.	6,097	243,819
Charter One Financial, Inc.	2,100	93,387
Comerica, Inc.	4,800	288,720
KeyCorp.	4,447	139,413
Marshall & Ilsley Corp.	2,600	104,208
National City Corp.	7,957	300,695
PNC Financial Services Group	6,300	338,121
Regions Financial Corp.	8,343	269,396
SouthTrust Corp.	3,100	128,185
SunTrust Banks, Inc.	5,473	372,711
US Bancorp.	15,769	465,186
Wachovia Corp.	4,051	190,032
Washington Mutual, Inc.	11,229	436,022
Wells Fargo & Co.	19,091	1,121,596
Zions Bancorp.	2,984	185,844
		6,592,673
Capital Markets 0.7%
Bank of New York Co., Inc.	700	20,860
Goldman Sachs Group, Inc.	6,700	600,655
Morgan Stanley	700	35,511
		657,026
Consumer Finance 1.5%
American Express Co.	8,080	404,161
Capital One Finance Corp.	4,900	332,024
MBNA Corp.	17,900	432,106
SLM Corp.	7,435	290,114
		1,458,405
Diversified Financial Services 6.5%
Citigroup, Inc.	45,653	2,126,517
Countrywide Financial Corp.	10,000	355,500
Fannie Mae	11,709	871,735
Freddie Mac	9,331	626,297
Golden West Financial Corp.	1,855	200,767
JPMorgan Chase & Co.	38,339	1,517,458
MGIC Investment Corp.	3,350	228,704
Moody's Corp.	4,200	287,952
Principal Financial Group, Inc.	3,468	120,374
		6,335,304
Insurance 4.8%
ACE Ltd.	4,810	185,425
AFLAC, Inc.	4,750	190,475
Allstate Corp.	6,957	328,440
American International Group, Inc.	23,233	1,655,119
Aon Corp.	4,444	115,322
Hartford Financial Services Group, Inc.	3,000	183,480
Lincoln National Corp.	2,900	131,370
Loews Corp.	5,200	295,360
Marsh & McLennan Companies, Inc.	600	26,814
MBIA, Inc.	1,300	74,451
MetLife, Inc.	8,920	332,270
Progressive Corp.	829	66,569
Prudential Financial, Inc.	8,807	406,707
Safeco Corp.	5,400	260,118
St. Paul Companies, Inc.	9,972	345,929
UnumProvident Corp.	3,100	50,158
		4,648,007
Real Estate 0.6%
Equity Office Properties Trust (REIT)	2,173	62,061
Plum Creek Timber Co., Inc. (REIT)	6,200	204,848
Simon Property Group, Inc. (REIT)	5,100	285,345
		552,254
Health Care 13.5%
Biotechnology 0.9%
Amgen, Inc.*	8,588	509,182
Biogen Idec, Inc.*	5,600	332,248
		841,430
Health Care Equipment & Supplies 2.4%
Becton, Dickinson and Co.	600	28,872
C.R. Bard, Inc.	4,284	240,332
Guidant Corp.	6,400	382,720
Hospira, Inc.*	3,840	106,368
Medtronic, Inc.	15,196	756,001
St. Jude Medical, Inc.*	4,300	289,175
Stryker Corp.	2,400	108,720
Waters Corp.*	3,894	168,649
Zimmer Holdings, Inc.*	4,232	301,742
		2,382,579
Health Care Providers & Services 1.9%
Aetna, Inc.	2,071	191,878
Anthem, Inc.*	1,924	156,306
Cardinal Health, Inc.	4,151	187,625
HCA, Inc.	900	34,929
McKesson Corp.	3,300	102,135
Medco Health Solutions, Inc.*	1,913	59,743
Quest Diagnostics, Inc.	2,500	214,000
Tenet Healthcare Corp.*	19,925	207,619
UnitedHealth Group, Inc.	6,262	414,106
WellPoint Health Networks, Inc.*	3,334	327,332
		1,895,673
Pharmaceuticals 8.3%
Abbott Laboratories	19,304	804,784
Bristol-Myers Squibb Co.	10,011	237,561
Eli Lilly & Co.	3,144	199,487
Forest Laboratories, Inc.*	7,300	334,705
Johnson & Johnson	30,837	1,791,630
King Pharmaceuticals, Inc.*	17,900	223,034
Merck & Co., Inc.	24,950	1,122,001
Pfizer, Inc.	77,166	2,521,013
Schering-Plough Corp.	3,619	66,807
Watson Pharmaceuticals, Inc.*	7,800	214,812
Wyeth	13,700	501,009
		8,016,843
Industrials 12.4%
Aerospace & Defense 1.9%
Boeing Co.	5,675	296,349
General Dynamics Corp.	1,700	165,988
Goodrich Corp.	6,694	212,601
Honeywell International, Inc.	7,100	255,458
Lockheed Martin Corp.	600	32,268
Northrop Grumman Corp.	6,900	356,385
Rockwell Collins, Inc.	1,447	49,762
United Technologies Corp.	4,902	460,347
		1,829,158
Air Freight & Logistics 1.2%
FedEx Corp.	3,352	274,830
United Parcel Service, Inc. "B"	12,313	899,465
		1,174,295
Building Products 0.3%
American Standard Companies, Inc.*	6,817	256,387
Masco Corp.	2,200	70,686
		327,073
Commercial Services & Supplies 1.4%
Avery Dennison Corp.	2,200	136,730
Cendant Corp.	16,400	354,732
Deluxe Corp.	400	17,088
Equifax, Inc.	8,900	217,160
H&R Block, Inc.	3,352	161,768
Pitney Bowes, Inc.	6,600	287,496
Waste Management, Inc.	4,800	133,392
		1,308,366
Construction & Engineering 0.2%
Fluor Corp.	4,792	204,858
Electrical Equipment 0.8%
Cooper Industries, Inc. "A"	2,276	125,680
Emerson Electric Co.	7,023	437,182
Rockwell Automation, Inc.	4,449	173,511
		736,373
Industrial Conglomerates 4.7%
3M Co.	9,684	797,574
General Electric Co.	86,858	2,848,074
Textron, Inc.	2,900	184,121
Tyco International Ltd.	23,400	732,888
		4,562,657
Machinery 1.5%
Caterpillar, Inc.	5,200	378,040
Danaher Corp.	5,800	298,236
Deere & Co.	1,900	120,213
Eaton Corp.	3,384	204,224
Illinois Tool Works, Inc.	2,500	228,225
Ingersoll-Rand Co. "A"	2,100	136,521
ITT Industries, Inc.	1,416	112,006
		1,477,465
Road & Rail 0.4%
CSX Corp.	7,000	221,060
Union Pacific Corp.	3,371	192,518
		413,578
Information Technology 15.5%
Communications Equipment 3.0%
Avaya, Inc.*	8,600	104,232
Cisco Systems, Inc.*	54,244	1,017,617
Corning, Inc.*	28,400	287,408
Motorola, Inc.	33,800	545,870
QUALCOMM, Inc.	19,792	753,086
Tellabs, Inc.*	25,000	226,750
		2,934,963
Computers & Peripherals 3.9%
Apple Computer, Inc.*	9,500	327,655
Dell, Inc.*	25,929	903,366
EMC Corp.*	4,300	46,311
Hewlett-Packard Co.	17,855	319,426
International Business Machines Corp.	17,938	1,519,169
Lexmark International, Inc.*	3,368	297,900
NCR Corp.*	3,300	145,761
Network Appliance, Inc.*	12,800	256,896
		3,816,484
Internet Software & Services 0.2%
Yahoo!, Inc.*	5,900	168,209
IT Consulting & Services 1.5%
Affiliated Computer Services, Inc. "A"*	4,900	266,217
Automatic Data Processing, Inc.	9,300	369,861
Computer Sciences Corp.*	6,000	278,100
Electronic Data Systems Corp.	14,900	286,378
First Data Corp.	3,600	152,100
SunGard Data Systems, Inc.*	5,700	131,100
		1,483,756
Office Electronics 0.3%
Xerox Corp.*	20,900	280,687
Semiconductors & Semiconductor Equipment 2.1%
Broadcom Corp. "A"*	9,100	246,974
Intel Corp.	51,864	1,104,185
Maxim Integrated Products, Inc.	7,200	312,696
Micron Technology, Inc.*	19,900	229,049
Texas Instruments, Inc.	6,692	130,762
		2,023,666
Software 4.5%
Adobe Systems, Inc.	6,400	293,568
Autodesk, Inc.	5,200	230,932
Electronic Arts, Inc.*	6,600	328,548
Intuit, Inc.*	6,400	270,656
Microsoft Corp.	94,116	2,569,367
Oracle Corp.*	30,090	299,997
Symantec Corp.*	6,900	330,924
		4,323,992
Materials 2.2%
Chemicals 1.3%
Air Products & Chemicals, Inc.	4,300	225,234
Dow Chemical Co.	11,910	509,867
E.I. du Pont de Nemours & Co.	4,900	207,074
Ecolab, Inc.	1,242	37,161
Monsanto Co.	7,199	263,483
		1,242,819
Construction Materials 0.0%
Vulcan Materials Co.	600	28,602
Containers & Packaging 0.2%
Bemis Co., Inc.	6,300	166,509
Metals & Mining 0.4%
Alcoa, Inc.	1,900	61,522
Nucor Corp.	1,300	101,777
Phelps Dodge Corp.	3,300	269,148
		432,447
Paper & Forest Products 0.3%
International Paper Co.	4,300	172,086
Weyerhaeuser Co.	1,100	68,761
		240,847
Telecommunication Services 3.6%
Diversified Telecommunication Services 3.2%
AT&T Corp.	5,600	82,768
BellSouth Corp.	21,009	562,201
CenturyTel, Inc.	7,600	244,644
SBC Communications, Inc.	36,723	947,086
Sprint Corp.	5,925	116,604
Verizon Communications, Inc.	30,831	1,210,117
		3,163,420
Wireless Telecommunication Services 0.4%
AT&T Wireless Services, Inc.*	25,500	372,810
Utilities 2.9%
Electric Utilities 2.0%
Ameren Corp.	1,863	87,170
American Electric Power Co.	7,292	238,667
Exelon Corp.	10,884	401,076
FirstEnergy Corp.	6,071	244,297
FPL Group, Inc.	1,242	85,946
PG&E Corp.*	5,323	155,378
PPL Corp.	2,584	123,593
Southern Co.	11,578	351,392
TXU Corp.	4,100	170,683
Xcel Energy, Inc.	5,600	98,840
		1,957,042
Gas Utilities 0.1%
KeySpan Corp.	1,800	68,580
Multi-Utilities & Unregulated Power 0.8%
Constellation Energy Group, Inc.	3,105	127,615
Dominion Resources, Inc.	5,900	382,851
Duke Energy Corp.	7,100	157,194
Public Service Enterprise Group, Inc.	2,481	105,046
		772,706
Total Common Stocks (Cost $82,527,387)		96,556,731

	Principal Amount ($)	Value ($)

US Government Backed 0.4%
US Treasury Bill, 1.603%**, 12/23/2004 (b) (Cost $357,582)	360,000	357,582

	Shares	Value ($)

Cash Equivalents 0.1%
Scudder Cash Management QP Trust, 1.54% (c) (Cost $64,719)	64,719	64,719
Total Investment Portfolio - 100.0% (Cost $82,949,688) (a)		96,979,032

* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $85,164,341. At August 31, 2004, net unrealized appreciation for all securities based on tax cost was $11,814,691. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $13,331,948 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,517,257.
(b) At August 31, 2004, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.
(c) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
At August 31, 2004, open futures contracts purchased were as follows:
Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
E-mini S&P 500	9/17/2004	11	602,019	607,200	5,181

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2004 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $82,884,969)	$ 96,914,313
Investment in Scudder Cash Management QP Trust (cost $64,719)	64,719
Total investments in securities, at value (cost $82,949,688)	96,979,032
Receivable for investments sold	195,124
Dividends receivable	170,781
Interest receivable	1,668
Receivable for Fund shares sold	102,658
Receivable for daily variation margin on open futures contracts	2,584
Total assets	97,451,847
Liabilities
Payable for Fund shares redeemed	142,713
Accrued management fee	40,865
Other accrued expenses and payables	170,497
Total liabilities	354,075
Net assets, at value	$ 97,097,772
Net Assets
Net assets consist of: Undistributed net investment income	201,435
Net unrealized appreciation (depreciation) on: Investments	14,029,344
Futures	5,181
Accumulated net realized gain (loss)	(13,677,710)
Paid-in capital	96,539,522
Net assets, at value	$ 97,097,772

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2004 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($29,877,455 / 2,710,072 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.02
Maximum offering price per share (100 / 94.25 of $11.02)	$ 11.69
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($13,969,008 / 1,283,406 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.88
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($10,391,513 / 953,140 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares shares authorized)
$ 10.90
Class R Net Asset Value, offering and redemption price per share ($1,430,505 / 130,750 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.94
Class AARP Net Asset Value, offering and redemption price per share ($5,740,387 / 524,934 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.94
Class S Net Asset Value, offering and redemption price per share ($35,688,904 / 3,265,162 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.93

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended August 31, 2004 (Unaudited)
Investment Income
Income: Dividends	$ 810,820
Interest - Scudder Cash Management QP Trust	9,657
Interest	1,303
Securities lending income, including income from Daily Assets Fund Institutional	74
Total Income	821,854
Expenses: Management fee	244,594
Services to shareholders	104,348
Administrative fee	23,004
Custodian and accounting fees	30,959
Distribution service fees	162,962
Auditing	29,022
Legal	5,508
Reports to shareholders	16,218
Registration fees	8,215
Other	1,179
Total expenses, before expense reductions	626,009
Expense reductions	(4,729)
Total expenses, after expense reductions	621,280
Net investment income	200,574
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	1,433,155
Futures	(14,133)
1,419,022
Net unrealized appreciation (depreciation) during the period on: Investments	(4,367,148)
Futures	(75,788)
(4,442,936)
Net gain (loss) on investment transactions	(3,023,914)
Net increase (decrease) in net assets resulting from operations	$ (2,823,340)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended August 31, 2004 (Unaudited)	Year Ended February 29, 2004
Operations: Net investment income (loss)	$ 200,574	$ 528,227
Net realized gain (loss) on investment transactions	1,419,022	1,528,776
Net unrealized appreciation (depreciation) on investment transactions during the period	(4,442,936)	20,917,571
Net increase (decrease) in net assets resulting from operations	(2,823,340)	22,974,574
Distributions to shareholders from: Net investment income: Class A	-	(141,158)
Class B	-	(24,973)
Class C	-	(12,324)
Class R	-	(56)
Class AARP	(5,302)	(44,956)
Class S	(33,305)	(334,313)
Fund share transactions: Proceeds from shares sold	24,315,878	62,530,841
Reinvestment of distributions	37,648	542,406
Cost of shares redeemed	(27,597,398)	(32,270,154)
Net increase (decrease) in net assets from Fund share transactions	(3,243,872)	30,803,093
Increase (decrease) in net assets	(6,105,819)	53,219,887
Net assets at beginning of period	103,203,591	49,983,704
Net assets at end of period (including undistributed net investment income of $201,435 and $39,468, respectively)	$ 97,097,772	$ 103,203,591

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended February 28,	2004[a]	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.30	$ 8.38	$ 11.04	$ 12.15
Income (loss) from investment operations: Net investment income (loss)[c]	.03	.07	.07	.03
Net realized and unrealized gain (loss) on investment transactions	(.31)	2.92	(2.68)	(1.10)
Total from investment operations	(.28)	2.99	(2.61)	(1.07)
Less distributions from: Net investment income	-	(.07)	(.05)	(.04)
Net asset value, end of period	$ 11.02	$ 11.30	$ 8.38	$ 11.04
Total Return (%)[d]	(2.48)**	35.70	(23.65)	(8.84)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	30	27	7	3
Ratio of expenses (%)	1.17*	1.04	1.01	1.05*
Ratio of net investment income (loss) (%)	.51*	.73	.77	.49*
Portfolio turnover rate (%)	70*	65	171	67
[a] For the six months ended August 31, 2004 (Unaudited).
[b] For the period from July 2, 2001 (commencement of operations of Class A shares) to February 28, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class B
Years Ended February 28,	2004[a]	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.20	$ 8.33	$ 11.02	$ 12.15
Income (loss) from investment operations: Net investment income (loss)[c]	(.01)	(.01)	(.01)	(.02)
Net realized and unrealized gain (loss) on investment transactions	(.31)	2.90	(2.66)	(1.11)
Total from investment operations	(.32)	2.89	(2.67)	(1.13)
Less distributions from: Net investment income	-	(.02)	(.02)	-
Net asset value, end of period	$ 10.88	$ 11.20	$ 8.33	$ 11.02
Total Return (%)[d]	(2.86)**	34.64	(24.28)	(9.30)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	19	7	7
Ratio of expenses (%)	1.94*	1.84	1.82	1.85*
Ratio of net investment income (loss) (%)	(.26)*	(.07)	(.04)	(.31)*
Portfolio turnover rate (%)	70*	65	171	67
[a] For the six months ended August 31, 2004 (Unaudited).
[b] For the period from July 2, 2001 (commencement of operations of Class B shares) to February 28, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class C
Years Ended February 28,	2004[a]	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.21	$ 8.34	$ 11.03	$ 12.15
Income (loss) from investment operations: Net investment income (loss)[c]	(.01)	(.01)	(.00)***	(.02)
Net realized and unrealized gain (loss) on investment transactions	(.30)	2.90	(2.67)	(1.10)
Total from investment operations	(.31)	2.89	(2.67)	(1.12)
Less distributions from: Net investment income	-	(.02)	(.02)	-
Net asset value, end of period	$ 10.90	$ 11.21	$ 8.34	$ 11.03
Total Return (%)[d]	(2.77)**	34.62	(24.25)	(9.22)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	11	3	1
Ratio of expenses (%)	1.87*	1.81	1.79	1.83*
Ratio of net investment income (loss) (%)	(.19)*	(.04)	(.01)	(.29)*
Portfolio turnover rate (%)	70*	65	171	67
[a] For the six months ended August 31, 2004 (Unaudited).
[b] For the period from July 2, 2001 (commencement of operations of Class C shares) to February 28, 2002.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class R
Years Ended February 28,	2004[a]	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.22	$ 10.47
Income (loss) from investment operations: Net investment income (loss)[c]	.02	.04
Net realized and unrealized gain (loss) on investment transactions	(.30)	.74
Total from investment operations	(.28)	.78
Less distributions from: Net investment income	-	(.03)
Net asset value, end of period	$ 10.94	$ 11.22
Total Return (%)	(2.50)**	7.49**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1
Ratio of expenses (%)	1.39*	1.02*
Ratio of net investment income (loss) (%)	.29*	1.09*
Portfolio turnover rate (%)	70*	65
[a] For the six months ended August 31, 2004 (Unaudited).
[b] For the period from November 3, 2003 (commencement of operations of Class R shares) to February 29, 2004.
[c] Based on average shares outstanding during the period.
* Annualized
** Not annualized

Class AARP
Years Ended February 28,	2004[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.20	$ 8.31	$ 10.95	$ 12.03	$ 13.59
Income (loss) from investment operations: Net investment income (loss)[c]	.04	.10	.10	.08	.08
Net realized and unrealized gain (loss) on investment transactions	(.29)	2.88	(2.66)	(1.10)	(1.60)
Total from investment operations	(.25)	2.98	(2.56)	(1.02)	(1.52)
Less distributions from: Net investment income	(.01)	(.09)	(.08)	(.06)	(.04)
Net asset value, end of period	$ 10.94	$ 11.20	$ 8.31	$ 10.95	$ 12.03
Total Return (%)	(2.23)**	35.97	(23.45)	(8.47)[d]	(11.23)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	6	3	3	1
Ratio of expenses before expense reductions (%)	.92*	.77	.77	.77	.77*
Ratio of expenses after expense reductions (%)	.92*	.77	.77	.76	.75*
Ratio of net investment income (loss) (%)	.77*	1.00	1.01	.62	.63*
Portfolio turnover rate (%)	70*	65	171	67	95
[a] For the six months ended August 31, 2004 (Unaudited).
[b] For the period from October 2, 2000 (commencement of operations of Class AARP shares) to February 28, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class S
Years Ended February 28,	2004[a]	2004	2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.20	$ 8.30	$ 10.94	$ 12.03	$ 12.63	$ 12.00
Income (loss) from investment operations: Net investment income (loss)[c]	.04	.10	.10	.07	.06	.07
Net realized and unrealized gain (loss) on investment transactions	(.30)	2.89	(2.66)	(1.10)	(.61)	.64
Total from investment operations	(.26)	2.99	(2.56)	(1.03)	(.55)	.71
Less distributions from: Net investment income	(.01)	(.09)	(.08)	(.06)	(.05)	(.06)
Tax return on capital	-	-	-	-	-	(.02)
Total distributions	(.01)	(.09)	(.08)	(.06)	(.05)	(.08)
Net asset value, end of period	$ 10.93	$ 11.20	$ 8.30	$ 10.94	$ 12.03	$ 12.63
Total Return (%)	(2.32)d**	35.97	(23.38)	(8.55)[d]	(4.41)[d]	5.95d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	36	39	30	39	36	33
Ratio of expenses before expense reductions (%)	.97*	.77	.77	.77	1.22[e]	1.99*
Ratio of expenses after expense reductions (%)	.95*	.77	.77	.76	.76[e]	.75*
Ratio of net investment income (loss) (%)	.73*	1.00	1.01	.62	.46	.52*
Portfolio turnover rate (%)	70*	65	171	67	95	53*
[a] For the six months ended August 31, 2004 (Unaudited).
[b] For the period from May 17, 1999 (commencement of operations of Class S shares) to February 29, 2000.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization in fiscal 2000 before and after expense reductions were 1.20% and .75%, respectively.
* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Select 500 Fund (the "Fund") is a diversified series of Value Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of securities loaned. The Fund may invest the cash collateral in an affiliated money market fund pursuant to an Exemptive Order issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. There were no securities on loan at August 31, 2004.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At February 29, 2004, the Fund had a net tax basis capital loss carryforward of approximately $12,464,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until February 28, 2007 ($132,000), February 29, 2008 ($552,000), February 28, 2009 ($156,000), February 28, 2010 ($1,770,000), February 28, 2011 ($9,585,000) and February 29, 2012 ($269,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. An additional distribution may be made to the extent necessary to avoid payment of a four percent excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and investments in futures contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended August 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $33,875,287 and $36,111,794, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annualized rate of 0.50% of the first $500,000,000 of the Fund's average daily net assets, 0.475% of the next $500,000,000 of such net assets and 0.45% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended August 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.50% of the Fund's average daily net assets. Northern Trust Investments, N.A. ("NTI") serves as sub-advisor to the Portfolio and is paid by the Advisor for its services. NTI is responsible for the day to day management of the Portfolio.

For the six months ended August 31, 2004, the Advisor has agreed to reimburse the Fund $1,149 for service provider expenses.

Administrative Fee. Under the Administrative Agreement, the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) such as transfer agent, custody, legal and audit, in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.275%, 0.325%, 0.300%, 0.250% and 0.250% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated March 31, 2004 and effective April 1, 2004, the Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement.

Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive a portion of its Administrative Fee (through March 31, 2004), or all or a portion of its management fee and reimbursement or pay operating expense of the Fund to the extent necessary to maintain the operating expenses of each class at 1.00% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses). For Class R shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the operating expenses at 1.50%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and trustees and trustee counsel fees.

For the six months ended August 31, 2004, the Administrative Fee for the Fund was as follows:

Administrative Fee	Total Aggregated
Class A	$ 5,938
Class B	4,945
Class C	2,713
Class AARP	1,289
Class S	8,119
$ 23,004

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and R shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend-paying agent functions to DST. The costs and expenses of such delegation are borne by SISC and SSC, not by the Fund. For the period April 1, 2004 through August 31, 2004, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Not Imposed	Unpaid at August 31, 2004
Class A	$ 27,846	$ -	$ 21,982
Class B	15,453	-	12,172
Class C	7,167	-	5,676
Class R	1,377	-	1,377
Class AARP	5,355	-	4,271
Class S	38,862	3,576	27,587
	$ 96,060	$ 3,576	$ 73,065

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the period April 1, 2004 through August 31, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $23,715, of which all is unpaid at August 31, 2004.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of Class B, C and R shares, respectively. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the six months ended August 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2004
Class B	$ 58,122	$ 8,775
Class C	39,143	6,462
Class R	1,820	566
	$ 99,085	$ 15,803

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended August 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2004	Annualized Effective Rate
Class A	$ 32,392	$ 6,714.24%
Class B	18,349	799.24%
Class C	11,316	-	.22%
Class R	1,820	388.25%
	$ 63,877	$ 7,901

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended August 31, 2004 aggregated $7,922. There were no underwriting commissions paid in connection with the distribution of Class C shares for the six months ended August 31, 2004.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended August 31, 2004, the CDSC for Class B and C shares aggregated $30,909 and $2,655, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust'') and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended August 31, 2004, pursuant to the Administrative Agreement, the Fund's Administrative Fee was reduced by $4 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended August 31, 2004		Year Ended February 29, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,158,542	$ 12,817,630	2,368,142	$ 23,314,758
Class B	427,179	4,690,908	1,892,166	18,291,527
Class C	239,885	2,637,639	794,240	8,084,289
Class R	49,064	533,311	115,275*	1,279,101*
Class AARP	68,542	750,209	368,695	3,695,080
Class S	262,514	2,886,181	803,299	7,866,086
		$ 24,315,878		$ 62,530,841
Shares issued to shareholders in reinvestment of distributions
Class A	-	$ -	12,934	$ 138,119
Class B	-	-	2,137	22,846
Class C	-	-	1,160	12,324
Class R	-	-	5*	56*
Class AARP	464	5,279	4,219	44,225
Class S	2,881	32,369	31,104	324,836
		$ 37,648		$ 542,406
Shares redeemed
Class A	(797,301)	$ (8,701,270)	(868,709)	$ (8,871,092)
Class B	(868,233)	(9,363,275)	(1,017,800)	(10,198,852)
Class C	(241,158)	(2,645,701)	(245,105)	(2,356,587)
Class R	(29,611)	(317,895)	(3,983)*	(43,668)*
Class AARP	(105,411)	(1,152,780)	(167,385)	(1,675,590)
Class S	(494,983)	(5,416,477)	(902,042)	(9,124,365)
		$ (27,597,398)		$ (32,270,154)
Net increase (decrease)
Class A	361,241	$ 4,116,360	1,512,367	$ 14,581,785
Class B	(441,054)	(4,672,367)	876,503	8,115,521
Class C	(1,273)	(8,062)	550,295	5,740,026
Class R	19,453	215,416	111,297*	1,235,489*
Class AARP	(36,405)	(397,292)	205,529	2,063,715
Class S	(229,588)	(2,497,927)	(67,639)	(933,443)
		$ (3,243,872)		$ 30,803,093

* For the period from November 3, 2003 (commencement of operations of Class R shares) to February 29, 2004.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	OUTDX	OUTBX	OUTCX
CUSIP Number	920390-820	920390-812	920390-796
Fund Number	410	610	710

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	OUTRX
CUSIP Number	920390-713
Fund Number	1514

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SSLFX	SSFFX
Fund Number	110	310

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. With respect to accounts that are jointly held, an opt-out request received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:
Scudder Investments, Attention: Correspondence - Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

September 2004

Notes

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

Fund management has previously identified a significant deficiency relating to the overall fund expense payment and accrual process. This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the
Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Select 500 Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               October 28, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Select 500 Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               October 28, 2004

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               October 28, 2004